UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/16

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Select Managers Small Cap Growth Fund

ANNUAL REPORT May 31, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Select Managers Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Small Cap Growth Fund, covering the 12-month period from June 1, 2015 through May 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery generally has remained intact. New job creation, declining unemployment claims, improved consumer confidence, and higher housing prices have supported an economic expansion that so far has lasted seven years. In response, the Federal Reserve Board raised short-term interest rates in December 2015 for the first time in nearly a decade. Broad measures of U.S. stock and bond market performance exhibited heightened volatility on their way to posting relatively mild gains or losses for the reporting period overall.

On the other hand, the global economy has continued to struggle with persistently slow growth despite historically aggressive monetary policies as weak demand, volatile commodity prices, and the lingering effects of various financial crises took their toll. These developments proved especially challenging for stocks and riskier sectors of the bond market early in the reporting period, and a later rally was not enough to offset those losses. In contrast, high-quality sovereign bonds mostly benefited from falling interest rates.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
June 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2015 through May 31, 2016, as provided by Keith L. Stransky and Robert B. Mayerick, Portfolio Allocation Managers, EACM Advisors LLC

Fund and Market Performance Overview

For the 12-month period ended May 31, 2016, Dreyfus Select Managers Small Cap Growth Fund’s Class A, Class C, Class I, and Class Y shares at NAV produced total returns of -11.99%, -12.67%, -11.71%, and -11.68%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned -9.13% for the same period.2

Small-cap growth stocks lost value over the reporting period as investors favored more defensive stocks in the midst of global economic concerns. The fund lagged its benchmark, mainly due to shortfalls in the information technology and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies.

The fund uses a “multi-manager” approach by selecting one or more sub-advisers to manage its assets. We seek sub-advisers that complement one another’s style of investing. We monitor and evaluate the performance of the sub-advisers and will make corresponding recommendations to Dreyfus and the fund’s board.

The fund’s assets are currently under the various portfolio management of seven sub-advisers, each of whom acts independently and uses their own methodology to select investments. At the end of the reporting period, 6% of the fund’s assets are under the management of Riverbridge Partners, LLC, which employs a bottom-up approach to stock selection and focuses on companies that are building their earnings power and intrinsic value over long periods of time. Approximately 15% of the fund’s assets are under the management of Henderson Geneva Capital Management LLC, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies that perform well over long periods of time. Approximately 12% of the fund’s assets are under the management of Cupps Capital Management, LLC, which employs a proprietary investment framework to evaluate the attractiveness of stocks. Nicholas Investment Partners, L.P., which employs quantitative/qualitative analysis to identify companies experiencing positive change in seeking above-expected growth, manages 19% of the fund’s assets. EAM Investors, LLC, which manages 19% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process. Approximately 8% of assets are managed by Granite Investment Partners, LLC, which seeks attractively valued small-cap companies with catalysts for growth, and another 21% of assets are managed by Rice Hall James & Associates, which seeks growing companies whose value, in the manager’s view, has not yet been fully appreciated in the marketplace. These percentages are expected to increase over time, within ranges described in the prospectus.

Market Declines Followed by Robust Rally

After hitting record highs before the reporting period started, small-cap growth stocks began to decline over the summer of 2015 in response to disappointing economic data and a currency devaluation in China, falling commodity prices, and expectations that the Federal Reserve Board would soon raise U.S. interest rates. Stock prices remained choppy during the fall as investors reacted to sluggish economic conditions in Europe and Japan. In early 2016, oil prices

DISCUSSION OF FUND PERFORMANCE (continued)

deteriorated further, and fears intensified that higher short-term interest rates might weigh on economic growth. Consequently, stocks declined sharply in January and early February.

Equities subsequently rebounded when commodity prices stabilized and monetary policymakers delayed additional rate increases, but investors generally favored the stocks of relatively defensive, dividend-paying companies over those of more growth-oriented businesses. Mixed corporate earnings and disappointing GDP growth sparked more volatility in April and May, and the Russell 2000 Growth Index ended the reporting period with a loss.

Robust Demand for Dividend-Paying Stocks

In the aggregate, the security selection strategies of the fund’s subadvisers hurt relative performance. Results were particularly weak in the information technology sector, where cross-platform measurement company ComScore reduced its earnings forecast after making an acquisition, and video compression chipmaker Ambarella saw reduced demand from manufacturers of wearable cameras. In the industrials sector, The Advisory Board Co., which provides software solutions to the health care and education industries, reported weaker-than-expected sales, and aerospace supplier Esterline Technologies encountered customer inventory and restructuring issues.

The fund achieved better results in the health care sector through underweighted exposure to struggling biotechnology stocks. In addition, medical device producer ABIOMED Inc. reported robust sales of a new product. Relatively strong performers in the energy sector included Diamondback Energy, which advanced sharply during the rally over the reporting period’s second half.

Finding Opportunities among Small-Cap Growth Stocks

Although economic conditions have been sluggish due to challenges in several overseas markets, it is worth noting that U.S. small-cap companies derive the vast majority of their revenues from domestic markets. With the U.S. economy faring better than its global counterparts, we expect small-cap business fundamentals to remain sound. We made no changes to the fund’s roster of subadvisers during the reporting period.

June 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

As of 4/30/16, the companies mentioned represented 2.42% of the fund’s portfolio in the aggregate; portfolio composition is subject to change at any time. The holdings listed should not be considered recommendations to buy or sell a particular security. Other holdings may not have performed as well as some of those listed herein. Portfolio composition is subject to change at any time.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: Lipper Inc. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Select Managers Small Cap Growth Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2000 Growth Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Small Cap Growth Fund on 7/1/10 (inception date) to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”). All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/16
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	7/1/10	-17.06%	5.06%	11.31%
without sales charge	7/1/10	-11.99%	6.32%	12.43%
Class C shares
with applicable redemption charge†	7/1/10	-13.48%	5.55%	11.60%
without redemption	7/1/10	-12.67%	5.55%	11.60%
Class I shares	7/1/10	-11.71%	6.65%	12.77%
Class Y shares	7/1/13	-11.68%	6.69%††	12.76%††
Russell 2000 Growth Index	6/30/10	-9.13%	8.15%	13.98%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of the Index as of 6/30/10 is used as the beginning value on 7/1/10.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Small Cap Growth Fund from December 1, 2015 to May 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.16	$ 9.77	$ 4.73	$ 4.64
Ending value (after expenses)	$910.20	$907.20	$911.80	$912.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.51	$ 10.33	$ 5.00	$ 4.90
Ending value (after expenses)	$1,018.55	$1,014.75	$1,020.05	$1,020.15

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 2.05% for Class C, .99% for Class I and .97% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2016

Common Stocks - 97.3%	Shares		Value ($)
Automobiles & Components - 2.4%
Cooper-Standard Holding	27,076	[a]	2,327,182
Dorman Products	34,857	[a,b]	1,924,455
Drew Industries	63,949		4,947,095
Gentex	43,815		726,453
Gentherm	11,109	[a]	406,367
Standard Motor Products	16,211		626,393
Superior Industries International	29,029		787,847
Tenneco	12,389	[a]	665,537
Thor Industries	10,879		707,135
			13,118,464
Banks - 2.4%
BancFirst	9,624		603,617
Bank of the Ozarks	94,850	[b]	3,690,613
BBCN Bancorp	31,051		504,889
BofI Holding	137,231	[a,b]	2,575,826
Boston Private Financial Holdings	43,987		553,796
Central Pacific Financial	29,327		702,968
Great Western Bancorp	19,770		672,575
Home BancShares	16,099		707,551
Texas Capital Bancshares	27,845	[a]	1,426,778
Western Alliance Bancorp	48,852	[a]	1,841,720
			13,280,333
Capital Goods - 9.4%
AAON	32,232		884,446
Acuity Brands	6,375	[b]	1,651,380
Albany International, Cl. A	20,665		812,754
American Woodmark	16,626	[a]	1,342,716
Apogee Enterprises	41,560		1,879,343
Astec Industries	35,501		1,893,623
Astronics	29,382	[a]	1,131,207
Barnes Group	37,055		1,237,266
Beacon Roofing Supply	112,360	[a]	4,848,334
BMC Stock Holdings	24,654	[a]	483,711
Builders FirstSource	65,270	[a,b]	767,575
CIRCOR International	21,694		1,215,732
CLARCOR	11,945		708,339
Comfort Systems USA	20,501		656,032

Common Stocks - 97.3% (continued)	Shares		Value ($)
Capital Goods - 9.4% (continued)
Continental Building Products	26,362	[a]	603,953
Curtiss-Wright	9,998		832,034
Donaldson	37,593	[b]	1,259,741
Dycom Industries	47,433	[a,b]	4,026,587
Encore Wire	17,171		669,497
Esterline Technologies	10,225	[a]	689,267
Gibraltar Industries	43,631	[a]	1,303,694
Graco	9,331		748,999
Granite Construction	33,435		1,435,365
H&E Equipment Services	28,232		542,619
HEICO	18,184	[b]	1,210,145
John Bean Technologies	11,081		672,395
Joy Global	34,795	[b]	592,559
Lincoln Electric Holdings	12,548		755,139
Masonite International	8,123	[a]	567,229
MasTec	29,458	[a]	677,534
Mercury Systems	43,425	[a]	922,781
Middleby	16,127	[a]	2,002,973
MRC Global	38,909	[a]	552,119
Mueller Water Products, Cl. A	62,421		687,255
Nordson	7,682		668,180
Oshkosh	14,442		663,032
Patrick Industries	19,632	[a,b]	1,048,938
Proto Labs	36,244	[a,b]	2,384,855
Raven Industries	29,791		600,587
RBC Bearings	23,007	[a]	1,723,224
Rush Enterprises, Cl. A	23,447	[a]	516,303
Terex	31,042		657,470
Universal Forest Products	3,465		290,852
USG	24,836	[a]	716,767
Valmont Industries	5,462		755,504
Woodward	29,370		1,672,328
			51,962,383
Commercial & Professional Services - 4.2%
Advisory Board	94,909	[a]	3,115,862
CEB	54,539		3,477,407
Exponent	22,380		1,206,506
Franklin Covey	27,233	[a]	416,665
FTI Consulting	16,632	[a]	696,049

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.3% (continued)	Shares		Value ($)
Commercial & Professional Services - 4.2% (continued)
Healthcare Services Group	75,784	[b]	2,955,576
Huron Consulting Group	47,239	[a]	2,765,371
InnerWorkings	27,180	[a]	234,292
Insperity	11,192		805,488
Knoll	32,210		799,452
MiX Telematics, ADR	56,576		284,577
Mobile Mini	12,002		413,469
Resources Connection	25,610		399,004
Ritchie Bros Auctioneers	28,983		948,324
Tetra Tech	103,845		3,177,657
TransUnion	24,414		808,103
WageWorks	11,741	[a]	658,083
			23,161,885
Consumer Durables & Apparel - 2.3%
CalAtlantic Group	15,729		581,816
Callaway Golf	139,947		1,407,867
Cavco Industries	9,835	[a]	976,812
Columbia Sportswear	28,012		1,489,398
Ethan Allen Interiors	22,552		761,581
G-III Apparel Group	26,805	[a]	1,048,612
Installed Building Products	21,377	[a]	714,633
Kate Spade & Company	29,614	[a]	647,362
Nautilus	30,950	[a]	638,499
Oxford Industries	19,131		1,212,331
Steven Madden	27,728	[a]	951,348
TopBuild	19,035		687,925
Universal Electronics	25,809	[a]	1,675,778
			12,793,962
Consumer Services - 6.3%
2U	6,439	[a,b]	179,262
Boyd Gaming	50,984	[a]	964,107
Bravo Brio Restaurant Group	86,400	[a]	641,088
Bright Horizons Family Solutions	51,905	[a]	3,362,925
Buffalo Wild Wings	15,379	[a,b]	2,235,953
Carrols Restaurant Group	36,352	[a]	440,586
Century Casinos	140,657	[a]	801,745
Cheesecake Factory	66,370		3,309,872
Chuy's Holdings	87,069	[a]	2,868,924
Cracker Barrel Old Country Store	3,456	[b]	523,515

Common Stocks - 97.3% (continued)	Shares		Value ($)
Consumer Services - 6.3% (continued)
Dave & Buster's Entertainment	13,394	[a]	522,768
Grand Canyon Education	25,547	[a]	1,066,843
Jack in the Box	7,921		674,869
LifeLock	275,680	[a]	3,603,138
Lindblad Expeditions Holdings Inc	27,291	[a]	272,910
Noodles & Company	18,396	[a,b]	172,554
Panera Bread, Cl. A	8,145	[a,b]	1,784,977
Planet Fitness, Cl. A	57,871	[b]	1,033,576
Popeyes Louisiana Kitchen	13,823	[a]	803,393
Shake Shack, Cl. A	10,965	[a,b]	419,960
Six Flags Entertainment	11,873		684,953
Sonic	26,058		776,268
Texas Roadhouse	65,728	[b]	2,945,272
Vail Resorts	29,299		3,845,494
Wingstop	25,650		715,635
Zoe's Kitchen	9,360	[a]	345,571
			34,996,158
Diversified Financials - 1.7%
Associated Capital Group, Cl. A	12,070	[a]	361,497
Evercore Partners, Cl. A	25,456		1,323,712
FactSet Research Systems	7,651	[b]	1,217,045
Financial Engines	17,935	[b]	495,723
GAMCO Investors, Cl. A	12,106		443,927
Interactive Brokers Group, Cl. A	13,000		522,340
KCG Holdings, Cl. A	49,032	[a]	689,880
MarketAxess Holdings	23,043		3,224,637
PRA Group	22,741	[a,b]	625,605
Virtus Investment Partners	6,866	[b]	558,961
			9,463,327
Energy - 2.0%
Callon Petroleum	58,853	[a]	670,336
Clayton Williams Energy	24,704	[a,b]	622,294
Diamondback Energy	15,865	[a]	1,442,922
Dril-Quip	11,588	[a,b]	707,216
Forum Energy Technologies	33,964	[a]	569,916
Helix Energy Solutions Group	85,515	[a]	684,975
Matador Resources	37,195	[a,b]	845,070
Pacific Ethanol	124,087	[a,b]	785,471
Parsley Energy, Cl. A	28,749	[a]	749,486

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.3% (continued)	Shares		Value ($)
Energy - 2.0% (continued)
QEP Resources	37,372		696,240
Renewable Energy Group	39,644	[a]	365,121
Rice Energy	45,944	[a]	930,366
RSP Permian	19,367	[a]	637,755
Sanchez Energy	90,615	[a,b]	710,422
US Silica Holdings	25,734		734,191
			11,151,781
Exchange-Traded Funds - .6%
iShares Russell 2000 ETF	21,600	[b]	2,484,000
iShares Russell 2000 Growth ETF	7,000	[b]	964,460
			3,448,460
Food & Staples Retailing - .2%
Natural Grocers by Vitamin Cottage	19,720	[a,b]	261,290
Smart & Final Stores	38,405	[a]	609,487
United Natural Foods	12,448	[a]	463,812
			1,334,589
Food, Beverage & Tobacco - 2.0%
B&G Foods	16,341		702,500
Calavo Growers	9,396		531,908
Fresh Del Monte Produce	12,618		660,805
Freshpet	41,309	[a,b]	382,521
Hain Celestial Group	47,911	[a]	2,368,720
J&J Snack Foods	13,009		1,372,449
MGP Ingredients	21,791		713,002
National Beverage	13,651	[a]	710,944
Post Holdings	26,288	[a]	1,998,151
TreeHouse Foods	15,224	[a,b]	1,441,713
			10,882,713
Health Care Equipment & Services - 9.3%
ABIOMED	70,689	[a]	7,020,125
Acadia Healthcare	15,877	[a,b]	934,679
Adeptus Health, Cl. A	10,712	[a,b]	765,908
Amedisys	13,221	[a]	672,552
AMN Healthcare Services	40,503	[a]	1,512,382
athenahealth	5,931	[a,b]	752,466
Cantel Medical	41,481		2,755,583
Chemed	5,845	[b]	762,246
Cynosure, Cl. A	13,619	[a]	650,580
Diplomat Pharmacy	44,769	[a,b]	1,458,574

Common Stocks - 97.3% (continued)	Shares		Value ($)
Health Care Equipment & Services - 9.3% (continued)
Endologix	109,246	[a]	1,384,147
ExamWorks Group	23,029	[a]	803,942
Glaukos	26,680		649,658
Globus Medical, Cl. A	49,956	[a]	1,210,933
Haemonetics	24,316	[a]	680,848
HealthEquity	24,387	[a]	629,428
HealthStream	19,333	[a]	454,132
ICU Medical	6,896	[a]	717,115
Inovalon Holdings, Cl. A	23,705	[a,b]	440,676
Integra LifeSciences Holdings	9,839	[a]	735,072
Intersect ENT	25,819	[a]	339,003
LDR Holding	17,455	[a]	367,079
Masimo	60,269	[a]	2,997,780
Medidata Solutions	30,389	[a]	1,396,071
Natus Medical	23,670	[a]	765,251
Neogen	44,732	[a]	2,208,419
Nevro	71,751	[a,b]	5,002,480
Novadaq Technologies	20,440	[a]	197,450
NuVasive	38,453	[a]	2,090,690
Omnicell	25,479	[a]	824,246
Penumbra	39,488		2,084,572
Spectranetics	41,236	[a]	755,444
Surgical Care Affiliates	23,475	[a]	1,050,976
Teleflex	15,685	[b]	2,526,853
Vascular Solutions	17,145	[a]	653,053
Veeva Systems, Cl. A	38,786	[a,b]	1,277,999
WellCare Health Plans	7,087	[a]	718,764
West Pharmaceutical Services	9,058		680,075
Zeltiq Aesthetics	30,402	[a,b]	865,241
			51,792,492
Household & Personal Products - .1%
Inter Parfums	20,754		606,847
Medifast	5,782		184,504
			791,351
Insurance - .3%
AMERISAFE	11,169		678,293
Infinity Property & Casualty	6,829		532,184
Stewart Information Services	15,403		573,300
			1,783,777

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.3% (continued)	Shares		Value ($)
Materials - 4.1%
Balchem	26,125		1,566,194
Berry Plastics Group	82,899	[a]	3,247,154
Cliffs Natural Resources	128,974	[a,b]	552,009
Coeur Mining Inc	80,216	[a,b]	604,026
Eagle Materials	13,143		1,029,360
Ferro	47,850	[a]	661,766
GCP Applied Technologies	25,989		616,719
Headwaters	41,502	[a]	788,123
Huntsman	71,106		1,061,613
Kaiser Aluminum	6,310		540,830
Kraton Performance Polymers	26,212	[a]	712,704
Neenah Paper	13,675		948,908
Olin	33,208	[b]	764,116
PolyOne	27,757		1,040,055
Scotts Miracle-Gro, Cl. A	10,321		717,310
Senomyx	247,601	[a,b]	700,711
Sensient Technologies	25,175		1,717,438
Steel Dynamics	21,395		528,243
Summit Materials, Cl. A	159,268	[a]	3,464,079
US Concrete	21,620	[a,b]	1,386,707
			22,648,065
Media - .8%
MDC Partners, Cl. A	202,872		3,639,524
Scholastic	20,144		786,623
			4,426,147
Pharmaceuticals, Biotechnology & Life Sciences - 10.3%
ACADIA Pharmaceuticals	32,365	[a,b]	1,146,692
Acceleron Pharma	19,712	[a]	674,347
Aerie Pharmaceuticals	30,346	[a,b]	542,283
Alder Biopharmaceuticals	21,227	[a,b]	638,296
Amicus Therapeutics	33,518	[a]	237,307
Amphastar Pharmaceuticals	46,678	[a,b]	734,245
AveXis	17,280		742,694
BioSpecifics Technologies	22,720	[a]	852,682
Bio-Techne	24,063		2,644,042
BioTelemetry	39,662	[a]	690,912
Cambrex	25,419	[a]	1,243,243
Cellectis, ADR	8,130	[a,b]	266,501
Cempra	30,081	[a,b]	565,222

Common Stocks - 97.3% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 10.3% (continued)
Cepheid	23,363	[a]	654,398
Clovis Oncology	19,456	[a,b]	327,444
Dermira	48,342	[a]	1,534,375
Emergent BioSolutions	76,702	[a]	3,365,684
Exelixis	119,563	[a,b]	775,964
Five Prime Therapeutics	12,275	[a]	561,213
Heska	17,567	[a]	637,155
INC Research Holdings, Cl. A	43,466	[a]	1,891,206
Intra-Cellular Therapies	29,569	[a,b]	1,144,320
Keryx Biopharmaceuticals	187,250	[a,b]	1,125,372
Kite Pharma	13,276	[a,b]	680,395
Ligand Pharmaceuticals, Cl. B	45,181	[a,b]	5,403,196
Loxo Oncology	46,936	[a,b]	1,267,272
Medicines	22,544	[a,b]	847,880
NanoString Technologies	29,690	[a,b]	403,190
Nektar Therapeutics	241,774	[a,b]	3,732,991
NeoGenomics	210,224	[a]	1,885,709
Neurocrine Biosciences	55,168	[a]	2,739,091
Neuroderm	14,689	[a]	273,950
Ophthotech	36,855	[a]	1,979,113
Pacific Biosciences of California	70,585	[a]	680,439
Pacira Pharmaceuticals	15,504	[a,b]	721,091
PAREXEL International	29,440	[a]	1,851,482
Portola Pharmaceuticals	15,333	[a]	421,351
Progenics Pharmaceuticals	186,529	[a,b]	937,308
Prothena	14,405	[a,b]	699,219
Radius Health	12,321	[a,b]	446,759
Relypsa	26,564	[a,b]	507,372
Repligen	61,406	[a]	1,471,288
Supernus Pharmaceuticals	216,214	[a]	4,218,335
TESARO	5,547	[a,b]	256,826
TherapeuticsMD	191,275	[a,b]	1,709,998
Ultragenyx Pharmaceutical	10,610	[a]	775,591
			56,905,443
Real Estate - 1.5%
Agree Realty	15,647	[c]	666,093
CoreSite Realty	20,465	[c]	1,552,270
CyrusOne	25,986	[c]	1,281,370
Four Corners Property Trust	64,305	[c]	1,250,089

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.3% (continued)	Shares		Value ($)
Real Estate - 1.5% (continued)
MGM Growth Properties, Cl. A	11,925	[c]	274,275
National Storage Affiliates Trust	32,739	[c]	682,608
Physicians Realty Trust	28,547	[c]	542,108
QTS Realty Trust, Cl. A	14,034	[c]	725,137
RE/MAX Holdings, Cl. A	23,646		955,062
Sovran Self Storage	5,880	[c]	636,628
			8,565,640
Retailing - 5.6%
Big Lots	13,244		692,661
Burlington Stores	56,976	[a]	3,439,071
Core-Mark Holding	32,864		2,813,816
Duluth Holdings, Cl. B	42,688	[b]	1,131,232
Five Below	60,012	[a,b]	2,512,102
Hibbett Sports	19,029	[a,b]	657,262
LKQ	25,426	[a]	840,838
MarineMax	28,066	[a]	476,561
Monro Muffler Brake	59,937		3,773,034
NutriSystem	52,727		1,431,011
Pool	56,373		5,162,076
Shutterfly	91,262	[a]	4,407,955
Sportsman's Warehouse Holdings	36,204	[a]	312,803
The Michaels Companies	17,728	[a]	519,608
Tile Shop Holdings	132,287	[a]	2,414,238
Wayfair, Cl. A	7,634	[a,b]	314,368
			30,898,636
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Energy Industries	20,107	[a]	767,484
Advanced Micro Devices	192,040	[a,b]	877,623
Ambarella	12,282	[a,b]	507,738
Cabot Microelectronics	12,795		551,976
Cavium	21,078	[a]	1,048,631
CEVA	126,628	[a]	3,424,021
Cirrus Logic	21,680	[a]	780,480
Inphi	41,633	[a]	1,298,533
Integrated Device Technology	119,290	[a]	2,785,421
M/A-COM Technology Solutions Holdings	56,995	[a,b]	2,051,820
MaxLinear, Cl. A	87,393	[a]	1,810,783
Mellanox Technologies	12,224	[a]	579,418
Microsemi	35,933	[a]	1,215,613

Common Stocks - 97.3% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 4.1% (continued)
Monolithic Power Systems	32,467		2,218,470
ON Semiconductor	88,315	[a]	862,838
Power Integrations	9,843		491,067
Rudolph Technologies	47,263	[a]	690,040
Silicon Laboratories	13,810	[a]	687,048
			22,649,004
Software & Services - 20.0%
ACI Worldwide	78,021	[a]	1,611,914
Actua	213,379	[a,b]	2,071,910
Acxiom	42,224	[a]	894,304
Aspen Technology	28,033	[a,b]	1,068,618
Attunity	89,998	[a]	786,583
Blackbaud	41,483		2,599,740
Blackhawk Network Holdings	23,497	[a]	808,767
Bottomline Technologies	53,184	[a,b]	1,332,791
BroadSoft	35,912	[a,b]	1,565,763
Callidus Software	129,341	[a]	2,400,569
Cardtronics	16,991	[a]	667,576
Cass Information Systems	7,859		377,625
ChannelAdvisor	12,878	[a]	159,687
Cimpress	38,695	[a]	3,876,078
comScore	18,488	[a]	598,641
Cornerstone OnDemand	23,071	[a,b]	923,071
CoStar Group	4,962	[a]	1,025,100
Criteo, ADR	115,895	[a,b]	5,200,209
CSG Systems International	18,009		765,563
Cvent	18,434	[a]	660,122
Cyber-Ark Software	24,122	[a]	1,095,621
Descartes Systems Group	66,650	[a]	1,395,651
DST Systems	5,702		689,486
Ebix	15,174	[b]	686,320
Ellie Mae	17,702	[a]	1,499,536
Envestnet	53,943	[a]	1,822,734
Euronet Worldwide	29,456	[a]	2,350,883
ExlService Holdings	34,295	[a]	1,776,481
Fair Isaac	19,938		2,221,691
Five9	79,333	[a]	808,403
Fleetmatics Group	78,589	[a,b]	3,214,290
Gigamon	19,802	[a]	616,832

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.3% (continued)	Shares		Value ($)
Software & Services - 20.0% (continued)
GoDaddy, Cl. A	35,469	[a,b]	1,153,807
GTT Communications	32,039	[a,b]	600,411
Guidewire Software	30,022	[a]	1,762,291
Hortonworks	34,244	[a,b]	399,970
HubSpot	46,034	[a,b]	2,198,584
Imperva	31,782	[a]	1,213,437
j2 Global	45,488	[b]	3,046,331
Leidos Holdings	15,827		781,854
LogMeIn	27,388	[a]	1,678,063
Luxoft Holding	5,207	[a,b]	338,143
Manhattan Associates	12,934	[a]	852,739
MAXIMUS	57,910		3,338,511
MINDBODY, Cl. A	28,868	[b]	386,543
Mitek Systems	87,234	[a]	792,957
Monotype Imaging Holdings	20,462		488,633
NeuStar, Cl. A	55,324	[a,b]	1,302,880
New Relic	52,718	[a,b]	1,589,975
Paycom Software	108,467	[a,b]	4,386,405
Paylocity Holding	6,964	[a]	255,648
Pegasystems	23,473		618,983
PFSweb	53,164	[a]	663,221
Points International	49,612	[a]	459,903
Press Ganey Holdings	20,213		687,848
Proofpoint	18,840	[a,b]	1,104,401
PROS Holdings	23,255	[a]	325,337
PTC	14,380	[a]	513,941
Q2 Holdings	43,481	[a]	1,086,155
Reis	25,666		601,098
Rubicon Project	30,049	[a]	440,218
Science Applications International	26,009		1,419,311
SciQuest	12,940	[a]	228,262
SeaChange International	6,540	[a]	21,647
Shutterstock	34,719	[a,b]	1,456,809
SPS Commerce	26,090	[a]	1,421,905
Stamps.com	42,229	[a]	3,842,417
Take-Two Interactive Software	13,744	[a,b]	534,779
Tyler Technologies	34,146	[a]	5,234,240
Ultimate Software Group	23,500	[a,b]	4,805,280
VASCO Data Security International	28,712	[a,b]	474,609

Common Stocks - 97.3% (continued)	Shares		Value ($)
Software & Services - 20.0% (continued)
Verint Systems	13,335	[a]	439,922
Virtusa	26,644	[a]	938,668
WebMD Health	14,695	[a]	966,196
Wix.com	76,090	[a,b]	2,104,649
WNS Holdings, ADR	139,328	[a]	4,249,504
Zendesk	69,417	[a,b]	1,700,022
Zix	152,634	[a]	613,589
			111,092,655
Technology Hardware & Equipment - 4.6%
ADTRAN	25,736		500,565
Belden	13,985		904,410
CalAmp	80,130	[a]	1,204,354
Cognex	47,284		2,036,522
Coherent	14,883	[a]	1,408,229
Cray	23,911	[a]	796,715
Digi International	27,880	[a]	307,795
Dolby Laboratories, Cl. A	14,742		699,508
Electronics For Imaging	54,707	[a]	2,397,808
ePlus	11,880	[a]	1,039,856
Fabrinet	29,342	[a]	1,041,641
II-VI	26,825	[a]	546,694
Infinera	19,301	[a]	253,036
Ituran Location and Control	19,096		417,057
Littelfuse	14,229		1,629,647
Lumentum Holdings	37,758		956,788
National Instruments	29,447		841,301
NETGEAR	13,527	[a]	608,715
Orbotech	57,113	[a]	1,592,881
Plexus	16,262	[a]	714,227
QLogic	114,472	[a]	1,586,582
Rogers	10,835	[a]	720,202
Stratasys	19,346	[a,b]	441,476
Super Micro Computer	13,630	[a]	357,651
Universal Display	40,109	[a]	2,693,319
			25,696,979
Telecommunication Services - .6%
8x8	52,489	[a]	670,285
Boingo Wireless	188,610	[a,b]	1,395,714

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.3% (continued)	Shares		Value ($)
Telecommunication Services - .6% (continued)
Cogent Communications Holdings	33,064	[b]	1,316,608
			3,382,607
Transportation - 2.4%
Air Transport Services Group	43,607	[a]	551,629
Allegiant Travel	12,292		1,708,834
Controladora Vuela Cia de Aviacion, ADR	49,349	[a]	952,929
Echo Global Logistics	148,023	[a]	3,354,201
Forward Air	6,825		310,469
Genesee & Wyoming, Cl. A	14,066	[a,b]	844,945
Hub Group, Cl. A	20,009	[a]	800,760
Marten Transport	78,329		1,552,481
Old Dominion Freight Line	16,174	[a,b]	1,040,797
SkyWest	28,667		676,541
Spirit Airlines	11,615	[a]	504,904
XPO Logistics	25,165	[a,b]	736,328
			13,034,818
Utilities - .1%
American States Water	20,947		818,190
Total Common Stocks (cost $467,332,073)			540,079,859
Investment of Cash Collateral for Securities Loaned - 11.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $64,338,697)	64,338,697	[d]	64,338,697
Total Investments (cost $531,670,770)	108.9%		604,418,556
Liabilities, Less Cash and Receivables	(8.9%)		(49,570,578)
Net Assets	100.0%		554,847,978

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At May 31, 2016, the value of the fund’s securities on loan was $90,381,652 and the value of the collateral held by the fund was $92,188,745, consisting of cash collateral of $64,338,697 and U.S. Government & Agency securities valued at $27,850,048.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	20.0
Money Market Investment	11.6
Pharmaceuticals, Biotechnology & Life Sciences	10.3
Capital Goods	9.4
Health Care Equipment & Services	9.3
Consumer Services	6.3
Retailing	5.6
Technology Hardware & Equipment	4.6
Commercial & Professional Services	4.2
Materials	4.1
Semiconductors & Semiconductor Equipment	4.1
Automobiles & Components	2.4
Banks	2.4
Transportation	2.4
Consumer Durables & Apparel	2.3
Energy	2.0
Food, Beverage & Tobacco	2.0
Diversified Financials	1.7
Real Estate	1.5
Media	.8
Exchange-Traded Funds	.6
Telecommunication Services	.6
Insurance	.3
Food & Staples Retailing	.2
Household & Personal Products	.1
Utilities	.1
108.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $90,381,652)—Note 1(b):
Unaffiliated issuers	467,332,073	540,079,859
Affiliated issuers	64,338,697	64,338,697
Cash		13,452,463
Receivable for investment securities sold		8,540,274
Receivable for shares of Common Stock subscribed		443,022
Dividends and securities lending income receivable		293,963
Prepaid expenses		40,511
		627,188,789
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		469,005
Liability for securities on loan—Note 1(b)		64,338,697
Payable for investment securities purchased		7,177,037
Payable for shares of Common Stock redeemed		257,224
Accrued expenses		98,848
		72,340,811
Net Assets ($)		554,847,978
Composition of Net Assets ($):
Paid-in capital		528,990,615
Accumulated investment (loss)—net		(723,545)
Accumulated net realized gain (loss) on investments		(46,166,878)
Accumulated net unrealized appreciation (depreciation) on investments		72,747,786
Net Assets ($)		554,847,978

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,715,822	252,914	19,372,617	531,506,625
Shares Outstanding	182,040	13,045	929,721	25,521,662
Net Asset Value Per Share ($)	20.41	19.39	20.84	20.83

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $35,113 foreign taxes withheld at source):	2,557,551
Income from securities lending—Note 1(b)	1,110,008
Total Income	3,667,559
Expenses:
Management fee—Note 3(a)	5,205,568
Custodian fees—Note 3(c)	127,339
Registration fees	63,227
Professional fees	60,206
Directors’ fees and expenses—Note 3(d)	39,672
Shareholder servicing costs—Note 3(c)	21,916
Prospectus and shareholders’ reports	14,373
Loan commitment fees—Note 2	7,924
Distribution fees—Note 3(b)	1,861
Miscellaneous	46,870
Total Expenses	5,588,956
Less—reduction in expenses due to undertaking—Note 3(a)	(4,476)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,329)
Net Expenses	5,581,151
Investment (Loss)—Net	(1,913,592)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(32,332,896)
Net unrealized appreciation (depreciation) on investments	(36,965,710)
Net Realized and Unrealized Gain (Loss) on Investments	(69,298,606)
Net (Decrease) in Net Assets Resulting from Operations	(71,212,198)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2016	2015
Operations ($):
Investment (loss)—net	(1,913,592)	(2,020,721)
Net realized gain (loss) on investments	(32,332,896)	49,113,495
Net unrealized appreciation (depreciation) on investments	(36,965,710)	27,576,978
Net Increase (Decrease) in Net Assets Resulting from Operations	(71,212,198)	74,669,752
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(277,408)	(255,540)
Class C	(14,611)	(24,962)
Class I	(1,466,073)	(1,796,475)
Class Y	(36,396,471)	(39,214,656)
Total Dividends	(38,154,563)	(41,291,633)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	406,187	2,328,567
Class C	101,238	49,219
Class I	7,203,985	18,738,044
Class Y	142,747,856	620,463,504
Dividends reinvested:
Class A	276,552	252,253
Class C	14,611	24,962
Class I	1,202,280	1,690,443
Class Y	17,291,983	20,039,114
Cost of shares redeemed:
Class A	(957,487)	(2,806,296)
Class C	(82,977)	(254,251)
Class I	(8,486,644)	(474,966,106)
Class Y	(117,140,868)	(57,309,024)
Increase (Decrease) in Net Assets from Capital Stock Transactions	42,576,716	128,250,429
Total Increase (Decrease) in Net Assets	(66,790,045)	161,628,548
Net Assets ($):
Beginning of Period	621,638,023	460,009,475
End of Period	554,847,978	621,638,023
Accumulated investment (loss)—net	(723,545)	(790,734)

	Year Ended May 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	19,009	100,109
Shares issued for dividends reinvested	12,941	10,753
Shares redeemed	(44,496)	(117,675)
Net Increase (Decrease) in Shares Outstanding	(12,546)	(6,813)
Class C
Shares sold	4,857	2,134
Shares issued for dividends reinvested	717	1,104
Shares redeemed	(3,751)	(10,818)
Net Increase (Decrease) in Shares Outstanding	1,823	(7,580)
Class Ia
Shares sold	314,949	760,915
Shares issued for dividends reinvested	55,176	70,998
Shares redeemed	(386,158)	(18,932,546)
Net Increase (Decrease) in Shares Outstanding	(16,033)	(18,100,633)
Class Ya
Shares sold	6,589,584	24,964,010
Shares issued for dividends reinvested	794,303	842,334
Shares redeemed	(5,351,331)	(2,358,089)
Net Increase (Decrease) in Shares Outstanding	2,032,556	23,448,255

[a]

During the period ended May 31, 2016, 235,226 Class Y shares representing $5,438,913 were exchanged for 235,068 Class I shares and during the period ended May 31, 2015, 17,848,095 Class I shares representing $448,344,147 were exchanged for 17,862,317 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	24.84	23.55	22.16	17.13	18.36
Investment Operations:
Investment (loss)—net[a]	(.15)	(.17)	(.19)	(.11)	(.13)
Net realized and unrealized gain (loss) on investments	(2.76)	3.42	2.90	5.14	(1.10)
Total from Investment Operations	(2.91)	3.25	2.71	5.03	(1.23)
Distributions:
Dividends from net realized gain on investments	(1.52)	(1.96)	(1.32)	-	-
Net asset value, end of period	20.41	24.84	23.55	22.16	17.13
Total Return (%)[b]	(11.99)	14.30	11.87	29.36	(6.70)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.32	1.38	1.34	1.43
Ratio of net expenses to average net assets	1.29	1.30	1.30	1.33	1.34
Ratio of net investment (loss) to average net assets	(.66)	(.71)	(.75)	(.56)	(.78)
Portfolio Turnover Rate	125.11	148.55	121.33	111.48	107.62
Net Assets, end of period ($ x 1,000)	3,716	4,834	4,742	668	430

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	23.85	22.85	21.70	16.89	18.22
Investment Operations:
Investment (loss)—net[a]	(.30)	(.35)	(.36)	(.23)	(.26)
Net realized and unrealized gain (loss) on investments	(2.64)	3.31	2.83	5.04	(1.07)
Total from Investment Operations	(2.94)	2.96	2.47	4.81	(1.33)
Distributions:
Dividends from net realized gain on investments	(1.52)	(1.96)	(1.32)	-	-
Net asset value, end of period	19.39	23.85	22.85	21.70	16.89
Total Return (%)[b]	(12.67)	13.49	10.99	28.48	(7.30)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.39	2.34	2.34	2.25	2.16
Ratio of net expenses to average net assets	2.05	2.05	2.03	2.02	2.07
Ratio of net investment (loss) to average net assets	(1.42)	(1.48)	(1.48)	(1.28)	(1.56)
Portfolio Turnover Rate	125.11	148.55	121.33	111.48	107.62
Net Assets, end of period ($ x 1,000)	253	268	430	32	47

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	25.25	23.83	22.35	17.22	18.40
Investment Operations:
Investment (loss)—net[a]	(.08)	(.10)	(.12)	(.05)	(.06)
Net realized and unrealized gain (loss) on investments	(2.81)	3.48	2.92	5.18	(1.12)
Total from Investment Operations	(2.89)	3.38	2.80	5.13	(1.18)
Distributions:
Dividends from net realized gain on investments	(1.52)	(1.96)	(1.32)	-	-
Net asset value, end of period	20.84	25.25	23.83	22.35	17.22
Total Return (%)	(11.71)	14.69	12.18	29.79	(6.41)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.97	.98	.99	1.03
Ratio of net expenses to average net assets	.98	.97	.98	.99	1.02
Ratio of net investment (loss) to average net assets	(.35)	(.53)	(.45)	(.25)	(.34)
Portfolio Turnover Rate	125.11	148.55	121.33	111.48	107.62
Net Assets, end of period ($ x 1,000)	19,373	23,882	453,865	362,704	189,191

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended May 31,
Class Y Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	25.23	23.81	23.06
Investment Operations:
Investment (loss)—net[b]	(.07)	(.09)	(.02)
Net realized and unrealized gain (loss) on investments	(2.81)	3.47	2.09
Total from Investment Operations	(2.88)	3.38	2.07
Distributions:
Dividends from net realized gain on investments	(1.52)	(1.96)	(1.32)
Net asset value, end of period	20.83	25.23	23.81
Total Return (%)	(11.68)	14.66	8.68[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.97	1.16[d]
Ratio of net expenses to average net assets	.96	.97	1.04[d]
Ratio of net investment (loss) to average net assets	(.33)	(.36)	(.08)[d]
Portfolio Turnover Rate	125.11	148.55	121.33
Net Assets, end of period ($ x 1,000)	531,507	592,655	973

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Small Cap Growth Fund (the “fund”) is a separate non-diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Riverbridge Partners, LLC (“Riverbridge”), Henderson Geneva Capital Management Ltd. (“Henderson”), Cupps Capital Management, LLC (“CCM”), Nicholas Investment Partners, L.P. (“Nicholas”), EAM Investors, LLC (“EAM”), Granite Investment Partners, LLC (“Granite”) and Rice Hall James & Associates (“Rice Hall”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 325 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2016 in valuing the fund’s investments:

	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	505,082,517	-	-	505,082,517
Equity Securities - Foreign Common Stocks†	31,548,882	-	-	31,548,882
Exchange-Traded Funds	3,448,460	-	-	3,448,460
Mutual Funds	64,338,697	-	-	64,338,697

† See Statement of Investments for additional detailed categorizations.

At May 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2016, The Bank of New York Mellon

NOTES TO FINANCIAL STATEMENTS (continued)

earned $262,111 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2016 were as follows:

Affiliated Investment Company	Value 5/31/2015 ($)	Purchases ($)	Sales ($)	Value 5/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	61,998,999	305,719,448	303,379,750	64,338,697	11.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2016, the fund did not incur any interest or penalties.

Each tax year for the four-year period ended May 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2016, the components of accumulated earnings on a tax basis were as follows: unrealized appreciation $61,444,017. In addition, the fund had $34,871,545 of capital losses realized after October 31, 2015 and $715,109 of late year ordinary losses which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2016 and May 31, 2015 were as follows: ordinary income $0 and $2,410,710, and long-term capital gains $38,154,563 and $38,880,923, respectively.

During the period ended May 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $1,980,781, decreased accumulated net realized gain (loss) on investments by $116 and decreased paid-in capital by $1,980,665. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from June 1, 2015 through October 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $4,476 during the period ended May 31, 2016.

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a Portfolio Allocation Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Riverbridge, Henderson, CCM, Nicholas, EAM, Granite and Rice Hall, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended May 31, 2016, the Distributor retained $370 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2016, Class C shares were charged $1,861 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service

Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2016, Class A and Class C shares were charged $10,628 and $620, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2016, the fund was charged $4,775 for transfer agency services and $210 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $54.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2016, the fund was charged $127,339 pursuant to the custody agreement. These fees were partially offset by earnings credits of $3,275.

During the period ended May 31, 2016, the fund was charged $22,153 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $408,935, Distribution Plan fees $155, Shareholder Services Plan fees $818, custodian fees $52,989, Chief Compliance Officer fees $8,821 and transfer agency fees $914, which are offset against an expense reimbursement currently in effect in the amount of $3,627.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2016, amounted to $707,601,920 and $707,133,234, respectively.

At May 31, 2016, the cost of investments for federal income tax purposes was $542,974,539; accordingly, accumulated net unrealized appreciation on investments was $61,444,017, consisting of $92,431,944 gross unrealized appreciation and $30,987,927 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Select Managers Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Select Managers Small Cap Growth Fund (one of the series comprising Strategic Funds, Inc.) as of May 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Small Cap Growth Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2016

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports $1.5206 per share as a long-term capital gain distribution paid on December 22, 2015.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Joni Evans (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Hans C. Mautner (78)

Board Member (1984)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 24

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (52)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Burton N. Wallack (65)

Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

Benaree Pratt Wiley (70)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 157 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Select Managers Small Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Advisers

Riverbridge Partners, LLC
1200 IDS Center
80 South Eighth Street
Minneapolis, MN  55402

Henderson Geneva Capital
Management Ltd.
100 East Wisconsin Avenue,
Suite 2550
Milwaukee, WI 53202

Cupps Capital Management, LLC
300 North LaSalle Street, Suite 5425
Chicago, IL 60654

Nicholas Investment Partners, L.P.
6451 El Sicomoro
Rancho Santa Fe, CA 92067

EAM Investors, LLC
2533 South Coast Highway 101,
Suite 240
Cardiff-by-the-Sea, CA 92007

Granite Investment Partners, LLC
2121 Rosecrans Avenue, Suite 2360
El Segundo, CA 90245

Rice Hall James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A:DSGAX Class C: DSGCX Class I: DSGIX Class Y:DSGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6289AR0516

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,031 in 2015 and $33,856 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,273 in 2015 and $6,430 in 2016.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,901 in 2015 and $2,901 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $272 in 2015 and $29 in 2016. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,773,877 in 2015 and $21,426,949 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

                        Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    July 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    July 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)